SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
November 30, 2009

Date of report (Date of earliest event reported)
SurModics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-23837	41-1356149

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9924 West 74th Street
Eden Prairie, Minnesota	55344

(Address of Principal Executive Offices)	(Zip Code)
(952) 829-2700

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On November 30, 2009, the Board of Directors (the “Board”) of SurModics, Inc. (the “Company”) approved certain amendments (the “Amendments”) to the Company’s Restated Bylaws (the “Bylaws”). The Amendments are intended to (i) enhance the advance notice provisions of the Bylaws to ensure that such provisions are clear and unambiguous in light of recent developments in corporate law, and (ii) establish orderly procedures for the conduct of meetings of the shareholders. The Amendments are effective as of November 30, 2009. The following is a summary of the more significant Amendments:
•	Section 2.2 (Special Meetings) was amended to (i) change the number of directors required to call a special meeting, and (ii) increase the percentage of shares required to call a special meeting for consideration of any business combination from 10% to 25% of shares entitled to vote.

•	Section 2.3 (Notice of Meetings) was amended to permit electronic notice to shareholders and to incorporate by reference delivery to shareholders of notice permitted under the Securities Exchange Act of 1934.

•	Section 2.7 (Business Conducted at a Meeting of Shareholders) was substantially revised to set forth (i) requirements for business that may be conducted at a meeting of shareholders (including requirements for shareholders wishing to raise business at an annual meeting), (ii) advance notice and content requirements for bringing business at an annual meeting, and (iii) other shareholder information required to be submitted in order to bring business at an annual meeting.

•	Section 3.10 (Order of Business) regarding meetings of the Board was deleted, and Section 3.11 was renumbered as Section 3.10.

•	A new Section 3.11 (Director Nominations) was added setting forth requirements and procedures to submit a nomination for the Board.

•	Section 7.1 (Dividends) and Section 7.2 (Surplus and Reserves) were deleted, as the subject matter of these sections is covered by Minnesota law, and the remaining sections of Article 7 were renumbered.
     The Board also approved certain technical amendments to the Bylaws.
     The foregoing summary of the Amendments is qualified in its entirety by reference to the text of the Bylaws, as amended November 30, 2009, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
3.1	Restated Bylaws of SurModics, Inc., as amended November 30, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.
Date: December 4, 2009	/s/ Bryan K. Phillips
Bryan K. Phillips
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 3.1	Restated Bylaws of SurModics, Inc., as amended November 30, 2009.